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                                                                    EXHIBIT 4.1


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             TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY


           NUMBER                                                                                       SHARES


         COMMON STOCK                                                                                COMMON STOCK
                                                      COACH

                                                                                                  CUSIP 189754 10 4
    THIS CERTIFICATE IS                         EST. NEW YORK CITY
      TRANSFERABLE IN
    NEW YORK, NEW YORK AND
  RIDGEFIELD PARK, NEW JERSEY
                                                                                                   SEE REVERSE FOR
                                                                                                 CERTAIN DEFINITIONS
                                                      1941
                                                                                                    PAR VALUE $.01

                                  INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK


THIS CERTIFIES THAT






IS THE OWNER OF



                                 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF


====================================================== COACH, INC. ====================================================

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and amendments thereto, to all of which provisions the holder, by acceptance thereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

       Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.

                                                  CERTIFICATE OF STOCK

Dated:




     /s/ Carole P. Sadler                                [SEAL]                          /s/ Lew Frankfort

   SR. VICE PRESIDENT, GENERAL COUNSEL                                                CHAIRMAN OF THE BOARD
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COUNTERSIGNED AND REGISTERED:
      CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
BY                       TRANSFER AGENT AND REGISTRAR


                         AUTHORIZED SIGNATURE







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                                  COACH, INC.

     Coach, Inc. (the "Corporation") will furnish to any stockholder, upon request and without charge, a full statement of the information required by
Section 2-211(b) of the Corporations and Associations Article of the Annotated Code of Maryland with respect to the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the stock of each class of stock which the Corporation is authorized to issue and (i) the differences in the relative rights and preferences between the shares of each series of preferred or special class of stock which the Corporation is authorized to issue in series to the extent that the same have been set and (ii) the authority of the Board of Directors of the Corporation to set the relative rights and preferences of subsequent series. Such request must be made to the Secretary of the Corporation at its principal office or to any of its transfer agents.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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     TEN COM - as tenants in common                      UNIF GIFT MIN ACT-      Custodian
     TEN ENT - as tenants by the entireties                                ------         ---------
     JT TEN  - as joint tenants with right of                              (Cust)          (Minor)
               survivorship and not as tenants                             under Uniform Gifts to Minors
               in common                                                   Act
                                                                              ---------------------
                                                                                   (State)
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         Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
    --------------------------------------


    --------------------------------------


    ----------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

                                                                          SHARES
    ----------------------------------------------------------------------
    OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

                                                                        ATTORNEY
    --------------------------------------------------------------------
    TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


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    DATED
         ----------------------------


                                                    ------------------------------------------------------------------------------
                                            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
                                                    THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                                    ENLARGEMENT OR ANY CHANGE WHATEVER.




    Signature(s) Guaranteed:


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    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
    (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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